UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 20, 2016

GREAT SOUTHERN BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Maryland	0-18082	43-1524856
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

1451 East Battlefield, Springfield, Missouri	65804
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (417) 887-4400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

    Set forth below is presentation material of Great Southern Bancorp, Inc., the holding company for Great Southern Bank.

 Loan Portfolio and Market Data March 31, 2016

 Portfolio Diversification-- LEGACY LOANS including Fifth Third --  3/31/16 Balance of $3,232,393 (in thousands)   *Includes Home Equity Loans of $98,985 *Includes Home Equity Loans of $83,966  12/31/15 Balance of $3,031,629(in thousands)

 Portfolio Diversification -- Loans Previously Covered by Loss Share --  3/31/16 Balance of $32,686(in thousands)  12/31/15 Balance of $34,361(in thousands)

 Portfolio Diversification--Acquired Loans from Valley Bank Not Covered by Loss Share--  12/31/15 Balance of $109,791(in thousands)  3/31/16 Balance of $102,480 (in thousands)   *Includes Home Equity Loans of $892 *Includes Home Equity Loans of $1,232

 Portfolio Diversification-- TOTAL LOSS SHARE LOANS --  3/31/16 Balance of $248,737(in thousands)   *Includes Home Equity Loans of $40,698 *Includes Home Equity Loans of $42,274   12/31/15 Balance of $264,081(in thousands)

 Portfolio by Region-- LEGACY LOANS Including Fifth Third --  3/31/16 Balance of $3,232,393 (in thousands)  12/31/15 Balance of $3,031,629(in thousands)

 Portfolio By Region-- LOANS PREVIOUSLY COVERED BY LOSS SHARE --  12/31/15 Balance of $34,361 (in thousands)  3/31/16 Balance of $32,686 (in thousands)

 Portfolio by Region--TOTAL LOSS SHARE LOANS --  3/31/16 Balance of $248,737 (in thousands)  12/31/15 Balance of $264,081(in thousands)

 Commercial Real Estate-- LEGACY LOANS Including Fifth Third --  3/31/16 Balance of $1,033,525(in thousands)  12/31/15 Balance of $1,026,515(in thousands)

 Construction & Land Development-- LEGACY LOANS Including Fifth Third--  3/31/16 Balance of $419,207 (in thousands)  12/31/15 Balance of $377,246(in thousands)

 Multi Family Real Estate by Region-- LEGACY LOANS Including Fifth Third--  3/31/16 Balance of $404,635(in thousands)  12/31/15 Balance of $413,544(in thousands)   Average credit size is $1,532,708 Average credit size is $1,586,760

 Multi Family Real Estate by LTV-- LEGACY LOANS Including Fifth Third --  3/31/16 Balance of $404,635(in thousands)  12/31/15 Balance of $413,544(in thousands)

# Consumer Auto Loans by Region

## -- LEGACY LOANS Including Fifth Third --

### 3/31/16 Balance of $469,331
(in thousands)



Other Regions $28,264 6%
Kansas Other $13,660 3%
Fayetteville $38,254 8%
Arkansas Other $39,128 8%
Oklahoma $4,170 1%
Iowa / Neb / SD $48,273 10%
Springfield $78,818 17%
Missouri Southwest $67,251 15%
St. Louis $30,746 7%
Missouri Southeast $75,612 16%
Missouri Central $22,069 5%
Missouri NE/NW $5,564 1%
Kansas City $17,522 4%

- 75% of the Consumer Portfolio
- Avg. origination balance $16,002
- Avg. origination term 5 years
- Expected life 37 months
- New autos--8%
- Used autos--92%
- Indirect loans-- 89%
- Direct loans--11%

### 12/31/15 Balance of $440,391
(in thousands)



Other Regions $27,878 6%
Kansas Other $12,532 3%
Fayetteville $33,769 8%
Oklahoma $3,713 1%
Arkansas Other $35,885 8%
Iowa / Neb / SD $47,659 11%
Springfield $77,405 17%
Missouri Southwest $59,097 15%
St. Louis $24,237 5%
Missouri Southeast $70,039 16%
Missouri Central $20,767 5%
Missouri NE/NW $5,069 1%
Kansas City $16,212 4%

- 74% of the Consumer Portfolio
- Avg. origination balance $15,738
- Avg. origination term 5 years
- Expected life 39 months
- New autos--8%
- Used autos--92%
- Indirect loans-- 89%
- Direct loans--11%

NonPerforming by Type-- LEGACY LOANS --  3/31/16 Balance of $13,348 (in thousands)   *Includes Home Equity Loans of $337 *Includes Home Equity Loans of $297  12/31/15 Balance of $16,569(in thousands)

 NonPerforming by Region-- LEGACY LOANS --  3/31/16 Balance of $13,348 (in thousands)  12/31/15 Balance of $16,569(in thousands)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GREAT SOUTHERN BANCORP, INC.

Date April 20, 2016	By:	/s/ Joseph W. Turner
Joseph W. Turner
President and Chief Executive Officer

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